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                                                                 Exhibit (a)(10)

The Board of Directors and Shareholders
DataTRAK International, Inc.

We are aware of the incorporation by reference in the Issuer Tender Offer Statement on Schedule 13E-4 pertaining to DataTRAK International, Inc. (formerly known as Collaborative Clinical Research, Inc.) relating to the unaudited condensed consolidated interim financial statements of DataTRAK International, Inc. that are included in its Form 10-Q for the quarter ended March 31, 1999.
                                          /s/ Ernst & Young LLP
                                          Cleveland, Ohio
                                          July 9, 1999